EXHIBIT 10.1
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                      WAIVER AND LOAN PREPAYMENT AGREEMENT

THIS WAIVER AND LOAN PREPAYMENT AGREEMENT ("AGREEMENT") is made and entered into this 8th day of February 2006, by and among BLUEGRASS GROWTH FUND LP, BLUEGRASS GROWTH FUND LTD., CRESTVIEW CAPITAL MASTER LLC, IROQUOIS MASTER FUND LTD., OMICRON MASTER TRUST, SMITHFIELD FIDUCIARY LLC and CCA (US) FUND L.P. (individually a "PURCHASER" and collectively, the "DEBENTURE PURCHASERS") and WESTERN POWER & EQUIPMENT CORP., a Delaware corporation (the "COMPANY" or "WESTERN").

                                   WITNESSETH:

WHEREAS, on June 9, 2005, Western and the Debenture Purchasers consummated the transactions contemplated by a Securities Purchase Agreement, dated as of June 8, 2005 (the "PURCHASE AGREEMENT") and the related Transaction Documents; and

WHEREAS, pursuant to the Purchase Agreement, Western sold to the Debenture Purchasers and the Debenture Purchasers purchased and acquired from Western an aggregate of $30,000,000 of Series A Debentures, $2,000,000 of Series B Debentures and Warrants to purchase an aggregate of 8,500,218 shares of Western common stock; and

WHEREAS, Western has received offers from unaffiliated third parties (the "COMMON STOCK PURCHASERS") to purchase up to 1,750,000 shares of Western Common Stock (the "SUBJECT SHARES") at various prices between $1.80 per share and $1.90 per share; which prices are below the $2.00 per share conversion price of the Series A Debentures; and

WHEREAS, the sale of such Subject Shares to the Common Stock Purchasers would result in (a) the violation of Sections 4.13 and 4.14(a) of the Purchase Agreement and (b) trigger the full-ratchet anti-dilution provisions of the Series A Debentures and the Warrants; and

WHEREAS, Western has requested that the Debenture Purchasers (a) waive the violation in Sections 4.13 and 4.14(a) of the Purchase Agreement that would occur solely by reason of the sale of the Subject Shares, and (b) agree that the anti-dilution provisions of the Series A Debentures and Warrants will not be triggered solely by reason of the sale of the Subject Shares (collectively, the "CONTRACTUAL ACCOMMODATIONS"), and

WHEREAS, the Debenture Purchasers are willing, upon the terms and subject to the conditions set forth in this Agreement, to provide Western with the Contractual Accommodations;

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto intending to be bound hereby, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms when used in this Agreement shall have the same meaning as is defined in the Purchase Agreement.

2. Contractual Accommodations. Subject at all times to the satisfaction of all of the conditions set forth in Section 3 below, the Debenture Purchasers do hereby agree:

         2.1 to waive all defaults or breaches of Western's various covenants and agreements contained in the Purchase Agreement and in any other Transaction Documents (including, without limitation, the provisions of Section 4.13 and Section 4.14 of the Purchase Agreement) that would occur or cause to exist solely by reason of the sale by Western of any or all of the Subject Shares to the Common Stock Purchasers; and

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         2.2 that the anti-dilution provisions of Section 5(b) of the Series A
Debentures and Section 3(b) of the Warrants shall not be triggered solely by reason of the sale by Western of any or all of the Subject Shares to the Common Stock Purchasers.

3. Conditions to Contractual Accommodations. This Agreement and the Contractual Accommodations of the Debenture Purchasers are subject to satisfaction by Western of all, and not less than all, of the following conditions:

         3.1 Prepayment of Series A Debentures.

             (a) Not less than 90% of all "Net Proceeds" (as hereinafter defined) shall be applied to as a prepayment of the Series A Debentures to reduce a portion of the then outstanding principal amount of the Series A Debentures at the time of each such prepayment.

             (b) Each and every such prepayment(s) shall be made by wire transfer of immediately available funds in the allocable percentage amounts to each Debenture Purchaser to the accounts set forth on EXHIBIT A annexed hereto and made a part hereof (the "DISBURSEMENT Instructions") simultaneous with each sale of Subject Shares. In such regard, Western shall direct in writing the Common Stock Purchasers to wire funds representing 90% of the Net Proceeds directly to the Debenture Purchasers in accordance with the Disbursement Instructions.

             (c) All such prepayment(s) shall be applied in the order of last maturing indebtedness under the Series A Debentures; PROVIDED, that the Company may apply such prepayment(s), upon prior written notice, to (i) 30% of the monthly redemption installment due in the month of March 2006, and (ii) 30% of the monthly redemption installment due for the month of April 2006; provided, further, the application of prepayment(s) in clauses (i) and (ii) above shall in no event exceed, in the aggregate, $240,000.

             (d) Each such prepayment of Series A Debentures shall be paid to each of the Debenture Purchasers in pro-rata amounts based upon the amount by which the outstanding the principal amount of Series A Debenture held by each Debenture Purchaser immediately prior to such prepayment bears to the aggregate outstanding principal amount of all Series A Debentures owned by all Debenture Purchasers, all as set forth in the Disbursement Instructions.

             (e) As used in this Agreement, the term "Net Proceeds" means the gross cash proceeds paid by the purchasers of the Subject Shares, less any brokerage commissions or finders' fees paid by Western in connection with such sales; provided, that such fees and commissions shall not exceed 5% of the gross proceeds paid by the purchasers of the Subject Shares.

             (f) By their execution of this Agreement, the Debenture Purchasers do hereby consent to (i) the sale by the Company of the Subject Shares, not to exceed 1,750,000 of Common Stock and (ii) such prepayments up to a maximum amount not to exceed $3,000,000 principal amount of Series A Debentures.

         3.2 Contractual Accommodation Fee.

             (a) Ten percent (10%) of the Net Proceeds shall be paid to the Debenture Purchasers as a fee for agreeing to the Contractual Accommodations set forth in Section 2 above (the "CONTRACTUAL ACCOMMODATION FEE").

             (b) All payments of the Contractual Accommodation Fees shall be made by wire transfer of immediately available funds to accounts set forth in the Disbursement Instructions simultaneous with each sale of Subject Shares and the prepayments required to be made pursuant to Section 3.1 above. In such regard, Western shall direct in writing the Common Stock Purchasers to wire funds representing 10% of the Net Proceeds directly to the Debenture Purchasers in accordance with the Disbursement Instructions.

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             (c) Each payment of the Contractual Accommodation Fee shall be made simultaneous with a prepayment of the Series A Debentures contemplated by
Section 3.1 above, and shall be paid to the Debenture Purchasers in pro-rata amounts based upon the amount by which the outstanding principal amount of Series A Debenture held by each Debenture Purchaser immediately prior to such prepayment bears to the aggregate outstanding principal amount of all Series A Debentures owned by all Debenture Purchasers, all as set forth in the Disbursement Instructions. Western acknowledges and agrees that, as a result of the payment of the prepayment of the Series A Debentures and the payment of the Contractual Accommodation Fee, Western shall receive no cash proceeds from Sale of the Subject Shares but shall benefit from the reduction of indebtedness.

         3.3 Registration Statement. Subsequent to consummating the sale of any of the Subject Shares, Western shall cause the Subject Shares to be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to a Form S-1 registration statement (the "REGISTRATION STATEMENT") to be filed with the Securities and Exchange Commission ("SEC") on a date which shall be not later than ten (10) days following the date of execution by Western of definitive purchase agreements for the purchase of the Subject Shares with the Common Stock Purchasers (the "COMMON STOCK PURCHASE AGREEMENTS"), a form of which Common Stock Purchase Agreement shall be approved by any one of the Debenture Purchasers, which approval shall not be unreasonably withheld or delayed. Such Registration Statement and any amendments thereto shall be submitted to and approved by any one of the Debenture Purchasers; which approval shall not be unreasonably withheld or delayed.

         3.4 Minimum Sale Prices. Western does hereby covenant and agree that it shall not sell any of the Subject Shares to any Common Stock Purchasers at per share prices less than $1.80 per share, without the prior written consent of all Debenture Purchasers.

         3.5 Completion of Sale of Subject Shares and Payments. The consummation of the sale of the maximum 1,750,000 Subject Shares to be sold by Western to the Common Stock Purchasers, and the prepayments of the Series A Debentures and Contractual Accommodation Fees to the Debenture Purchasers, as contemplated hereby, shall have been completed by the close of business (Eastern Standard
Time) on Friday, February 17, 2006, unless such date shall be extended at the sole discretion of the Debenture Purchasers (such date, as the same may be extended, hereinafter the "OUTSIDE CLOSING DATE").

         3.6 No Other Waivers. Except as expressly provided in this Agreement, no other Defaults or Events of Default under the Purchase Agreement or other Transaction Documents are being waived or relinquished by any of the Debenture Purchasers hereunder. Except as expressly provided herein, each of the Debenture Purchasers do hereby reserve all other rights and remedies under the Purchase Agreement and Transaction Documents. Western does hereby represent and warrant to the Debenture Purchasers that, as at the date of this Agreement, no Default or Event of Default under the Purchase Agreement and Transaction Documents exists.

4.       Miscellaneous.

         4.1 Financial Accommodation Limitation. The Financial Accommodations granted by the Debenture Purchasers under this Agreement shall apply only to the sale of the maximum 1,750,000 Subject Shares to the Common Stock Purchasers, and on the terms and conditions contemplated by this Agreement. This Agreement shall not, in any manner, constitute the waiver or consent by any of the Debenture Purchasers to the sale of any other securities by Western; all of which other sales shall at all times remained governed by the provisions of the Purchase Agreement and other Transaction Documents. Notwithstanding anything in this Agreement to the contrary, all references to a number of shares of Common Stock set forth in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement

         4.2 Binding Effect. Except as the same may be amended and modified by this Agreement, all of the terms and conditions of the Purchase Agreement and each of the Transaction Documents

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shall remain in full force and effect and are deemed by this reference to be incorporated in this Agreement, as though more fully set forth herein at length.

         4.3 Entire Agreement. The this Agreement, the Purchase Agreement and other Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Western and each Debenture Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Western may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Debenture Purchaser. Any Debenture Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Debenture Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Debenture Purchasers".

         4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

         4.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees

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and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         4.9 Survival. The representations and warranties contained herein shall survive consummation of the transactions contemplated hereby for the applicable statue of limitations.

         4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WESTERN POWER & EQUIPMENT CORP.


By:__________________________________________
     Name:
     Title:


Name of Debenture Purchaser:   OMICRON MASTER TRUST
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   SMITHFIELD FIDUCIARY LLC
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   CRESTVIEW CAPITAL MASTER, LLC
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   IROQUIS MASTER FUND LTD.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   CCA (US) FUND I
              BY: CRESTVIEW CAPITAL ADVISORS, LLC, GENERAL PARTNER
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   BLUEGRASS GROWTH FUND LP
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________


Name of Debenture Purchaser:   BLUEGRASS GROWTH FUND LTD
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: ________________________________







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